Exhibit 10.7

EXECUTION VERSION

JOINDER AGREEMENT

August 17, 2010

BARCLAYS CAPITAL INC.

BANC OF AMERICA SECURITIES LLC,

As Representatives of the Initial Purchasers

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Reference is hereby made to that purchase agreement (the “Purchase Agreement”) dated as of August 12, 2010 among Gentiva Health Services, Inc., a Delaware corporation (the “Company”) and the Initial Purchasers relating to the issuance and sale to the Initial Purchaser of $325,000,000 aggregate principal amount of 11.5% Senior Notes due 2018 (the “Notes”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

In connection with the Acquisition, the undersigned have guaranteed the Notes. This Joinder Agreement is being executed and delivered by the undersigned on the date of the consummation of the Acquisition, after giving effect to the Acquisition.

Each of the undersigned hereby acknowledges that it has received a copy of the Purchase Agreement and acknowledges and agrees with the Initial Purchaser that by its execution and delivery hereof it shall (i) join and become a party to the Purchase Agreement; (ii) be bound by all covenants, agreements, representations, warranties and acknowledgements applicable to such party as set forth in and in accordance with the terms of the Purchase Agreement; and (iii) perform all obligations and duties as required of it in accordance with the Purchase Agreement. Each of the undersigned hereby represents and warrants that the representations and warranties set forth in the Purchase Agreement applicable to such party are true and correct on and as of the date hereof with the same force and effect as if such representations and warranties had been made on and as of the date hereof (except that representations and warranties made as of a particular date were true and correct on and as of such particular date).

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth above.

ODYSSEY HEALTHCARE, INC.

ODYSSEY HEALTHCARE HOLDING COMPANY

ODYSSEY HEALTHCARE OF COLLIER COUNTY, INC.

ODYSSEY HEALTHCARE OF MANATEE COUNTY, INC.

ODYSSEY HEALTHCARE OF NORTHWEST FLORIDA, INC.

ODYSSEY HEALTHCARE OF HILLSBOROUGH COUNTY, INC.

ODYSSEY HEALTHCARE OF MARION COUNTY, INC.

ODYSSEY HEALTHCARE OF PINELLAS COUNTY, INC.

VISTACARE, INC.

VISTA HOSPICE CARE, INC.

FHI HEALTH SYSTEMS, INC.

CARENATION, INC.

VISTACARE USA, INC.

FHI GP, INC.

FHI LP, INC.

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

FAMILY HOSPICE, LTD. FHI MANAGEMENT, LTD.

By: FHI GP, Inc., its general partner

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE OPERATING A, LP ODYSSEY HEALTHCARE OPERATING B, LP ODYSSEY HEALTHCARE MANAGEMENT, LP
By: Odyssey Healthcare GP, LLC, its general partner

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President

ODYSSEY HEALTHCARE GP, LLC

ODYSSEY HEALTHCARE LP, LLC

ODYSSEY HEALTHCARE FORT WORTH, LLC

ODYSSEY HEALTHCARE DETROIT, LLC

ODYSSEY HEALTHCARE AUSTIN, LLC

ODYSSEY HEALTHCARE OF ST. LOUIS, LLC

ODYSSEY HEALTHCARE OF FLINT, LLC

VISTACARE OF BOSTON, LLC

By:	/s/ Tony Strange
Name: Tony Strange
Title: CEO and President